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                                                                   EXHIBIT 10.22

                             CONSULTING AGREEMENT
                             --------------------

          On this January 15, 2001, Businessliner, Inc. ("Consultant"), a Delaware corporation with its principal place of business at ______________, and Credit Management Solutions, Inc. ("Company"), a Delaware corporation with its principal place of business at 135 National Business Parkway, Annapolis Junction, Maryland, 20701, enter into this amendment (the "Amendment") of the Consulting Agreement (the "Agreement") between them dated May 20, 2000.

          WHEREAS, under the Agreement the term was to expire December 31, 2000.

          WHEREAS, after December 31, 2000, Company has received the consulting services of Consultant, and Company wishes to continue to receive those services through at least June 30, 2001.

          NOW THEREFORE, in consideration of the mutual promises and obligations specified in this Agreement, and any compensation paid to Consultant for services hereunder, and intending to be legally bound hereby, the parties agree as follows:

1. Article II.A. of the Agreement is amended to provide that the Agreement did not and shall not expire on December 31, 2000, but shall expire on June 30, 2001, except as agreed in a further written agreement of the parties.

1. Except as amended in Section 1 above, the Agreement is not amended and shall remain in full force and effect.

3. This Amendment may be executed by facsimile counterpart, each of which shall be deemed original and, taken together, shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto, each acting under due and proper authority, and each intending to be legally bound, have executed this Amendment on the date and year first above written.


CREDIT MANAGEMENT SOLUTIONS, INC.:        BUSINESSLINER, INC.:


By: /s/ Scott Freiman                     By: /s/ James R. DeFrancesco
    __________________________                ___________________________
Name/Title: CEO                           Name/Title: President